SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-28217                                      59-3218138
   (Commission File Number)                  (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number   Exhibit Title
--------------   -------------

     99.1        Press Release dated July 28, 2004


ITEM 12. Results of Operations and Financial Condition

On July 28, 2004, the Registrant reported that it expects its second quarter revenue to exceed $5.0 million, the upper limit of its forecasted range.

The information furnished under this report shall also be deemed incorporated by reference into the Registrant's Registration Statement on Form S-3 (File No. 333-115698).

A press release dated July 28, 2004 announcing this event is attached hereto as
Exhibit 99.1.


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AirNet Communications Corporation


                                             By: /s/ Stuart P. Dawley
                                                 -------------------------------
                                                 Stuart P. Dawley
                                                 Vice President, General Counsel
                                                 & Secretary
Date:    July 28, 2004


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                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   -------------

    99.1         Press Release dated July 28, 2004